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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 10, 2002

                           EOTT ENERGY PARTNERS, L.P.
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                       1-12872                  76-0424520
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


                       2000 West Sam Houston Parkway South
                                    Suite 400
                              Houston, Texas 77042
              (Address of Principal Executive Offices and Zip Code)

                                 (713) 993-5200
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS.

         On April 10, 2002, EOTT Energy Partners, L.P. issued a press release, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

         The following exhibits are filed herewith:

         99.1     EOTT Energy Partners, L.P. press release dated April 10, 2002



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      EOTT ENERGY PARTNERS, L.P.
                                      (A Delaware limited partnership)
                                      (REGISTRANT)

Date:  April 15, 2002                 By:  EOTT ENERGY CORP., as General Partner

                                      By:      /s/ Lori Maddox
                                        ----------------------------------------
                                      Name:    Lori Maddox
                                      Title:   Vice President and Controller
                                               (Principal Accounting Officer)





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                                INDEX TO EXHIBITS

Exhibit No.       Exhibit Description
-----------       -------------------
99.1              EOTT Energy Partners, L.P. press release dated April 10, 2002
